UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2009

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2009 ThermoGenesis Corp. ("Thermo") entered into an Amendment to the Amended and Restated International Distribution Agreement Concerning the AXP Platform with GE Healthcare Bio-Sciences A.B., a GE Healthcare company ("GEHC"). Under the terms of the amendment, the parties agreed to extend the deadline for termination on renewal notification to eleven (11) months prior to the contract termination date of December 31, 2010, from the original deadline of twelve (12) months.

Item 9.01 Financial Statements and Exhibits.

10. Amendment to Amended and Restated International Distribution Agreement Concerning the AXP Platform dated November 17, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

December 3, 2009	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: EVP, COO & CFO

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Exhibit Index

Exhibit No.	Description

10	Amendment to Amended and Restated International Distribution Agreement Concerning the AXP Platform